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                                                                    EXHIBIT 99.4


                                    CONSENT

        I, Howard I. Smith, consent in this Registration Statement on Form S-4 of The O'Gara Company to the inclusion of my name as a nominee for director of The O'Gara Company.

                                        /s/ Howard I. Smith
                                            ----------------------------
                                            Name: Howard I. Smith